NOTICE OF GUARANTEED DELIVERY
                                       FOR
                       TENDER OF SHARES OF COMMON STOCK OF
                              THE INDIA FUND, INC.

     This form, or one substantially equivalent hereto, must be used to accept the Repurchase Offer (as defined below) if stockholders' certificates for shares of common stock, par value $0.001 per share (the "Shares") of The India Fund, Inc. (the "Fund"), are not immediately available or time will not permit the Letter of Transmittal and other required documents to be delivered to the Depositary on or before 5:00 p.m., New York City time, March 14, 2005 (the "Repurchase Request Deadline"). The Fund has established a record date of February 23, 2005, for identifying stockholders eligible to receive Repurchase Offer materials. Such form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary, and must be received by the Depositary on or before the Repurchase Request Deadline. See Section 5, "Procedure for Tendering Shares," of the Offer to Purchase.

                                 THE DEPOSITARY:

                                    PFPC INC.

                             Facsimile Copy Number:
                                  781-380-3388


                              Confirm by Telephone:
                             781-843-1833, Ext. 200


                          For Account Information Call:

                    Georgeson Shareholder Communications Inc.

                            Toll Free: 1-866-297-1264

                                By First Class Mail, By Overnight Courier, By Hand:

         BY FIRST CLASS MAIL:                 BY REGISTERED, CERTIFIED                       BY HAND:
                                                 OR EXPRESS MAIL OR
                                                 OVERNIGHT COURIER:

               PFPC Inc.                              PFPC Inc.                   EquiServe Trust Company, N.A.
   c/o EquiServe Trust Company, N.A.      c/o EquiServe Trust Company, N.A.          Attn: Corporate Actions
        Attn: Corporate Actions                   161 Baystate Drive             17 Battery Park Place, 11th Floor
            P.O. Box 859209                      Braintree, MA 02184                     New York, NY 10004
        Braintree, MA 02185-9208

--------------------------------------------------------------------------------
   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR
    TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE DOES NOT
                          CONSTITUTE A VALID DELIVERY
--------------------------------------------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to The India Fund, Inc. (the "Fund"), upon the terms and subject to the conditions set forth in its Offer to Repurchase, dated February 23, 2005 and the related Letter of Transmittal (which together constitute the "Repurchase Offer"), receipt of which is hereby acknowledged, the number of Shares set forth on the reverse side pursuant to the guaranteed delivery procedures set forth in Section 5, "Procedure for Tendering Shares," of the Offer to Repurchase.

________________________________________________________________________________

Number of Shares Tendered:_________________________________

Certificate Nos. (if available):

________________________________________________________________________________

________________________________________________________________________________
If Shares will be tendered by book-entry transfer, check box:

[ ] The Depository Trust Company

Account Number:

________________________________________________________________________________

Name(s) of Record Holder(s):

________________________________________________________________________________

________________________________________________________________________________

Address:

________________________________________________________________________________

________________________________________________________________________________

Area Code and Telephone Number:

________________________________________________________________________________

________________________________________________________________________________

Taxpayer Identification (Social Security) Number:

________________________________________________________________________________

The undersigned also tenders all uncertificated Shares that may be held in the name of the registered holder(s) by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan:

_____________ Yes  _____________ No

                  (Note: If neither of these boxes is checked,
              any such uncertificated Shares will not be tendered.)

Dated:_______________________ , 2005        ____________________________________

                                            ____________________________________
                                                         Signature(s)

________________________________________________________________________________

________________________________________________________________________________

                                    GUARANTEE

      The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch, or agency in the United States, hereby (a) guarantees to deliver to the Depositary certificates representing the Shares tendered hereby, in proper form for transfer (or tender shares pursuant to the procedures for book-entry transfer) into the Depositary's account at The Depositary Trust Company, together with (i) a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and (ii) other required documents, within three business days after the Repurchase Request Deadline of the Repurchase Offer, and (b) represents that such tender of Shares complies with Rule 14e-4 under the Securities Exchange Act of 1934, as amended.

Name of Firm:________________________    _______________________________________
                                                   (AUTHORIZED SIGNATURE)

Address:_____________________________    Name:__________________________________
                                                       (PLEASE PRINT)

     ________________________________    Title:_________________________________
         CITY        STATE   ZIP CODE

Area Code and Tel. No. ______________    Dated:__________________________ , 2005

     DO NOT SEND SHARE CERTIFICATES WITH THIS FORM. YOUR SHARE CERTIFICATES
                  MUST BE SENT WITH THE LETTER OF TRANSMITTAL.

________________________________________________________________________________


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